[front cover]
                                  J.P. MORGAN
                        TAX AWARE ENHANCED INCOME FUND
                                 [jp morgan logo]
                                 Annual Report
                               October 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

December 1, 2000

Dear Shareholder,

    For the 12 months ended October 31, 2000, the J.P. Morgan Tax Aware Enhanced Income Fund: Institutional Shares provided a total return of 4.55%, and the J.P. Morgan Tax Aware Enhanced Income Fund: Select Shares posted a total return of 4.29%.

    The Fund underperformed the Lipper Short-Intermediate Investment Grade Debt Funds Average, and Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 5.69% and 5.92%, respectively.

    As of October 31, 2000, the net assets of the J.P. Morgan Tax Aware Enhanced Income Fund: Institutional Shares were approximately $299 million, while the Select Shares' net assets were approximately $37 million. Dividends of approximately $0.09 and $0.08 per share were paid to Institutional and Select Shares, respectively, from ordinary income, of which approximately $0.08 and $0.07, respectively, were exempt from federal income tax.

    This report includes an interview with Abigail Feder, the lead portfolio manager of the Tax Aware Enhanced Income Fund. Abigail discusses the fixed-income markets in detail, and explains the factors that influenced Fund performance during the fiscal period. Abigail also provides insight in regard to positioning the Fund for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at (800) 766-7722 (Institutional Shares) or (800) 521-5411 (Select Shares).

Sincerely yours,

/signature/                             /signature/

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Q&A                                                              4
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

FUND PERFORMANCE - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

  There are several ways to evaluate a mutual fund's historical performance. One approach is to look at the growth of a hypothetical investment. The chart at right shows that $5,000,000 (the minimum investment in the Fund) invested on April 30, 1999*, would have increased to $5,303,859 on October 31, 2000.

  Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, and ten years, (or since inception). Total returns for periods of less than one year are not annualized, and provide a picture of how a fund has performed over the short term.

GROWTH OF $5,000,000 SINCE FUND INCEPTION*
April 30, 1999-October 31, 2000

[data from line chart]

Merrill Lynch 3-Month U.S. Treasury Bill Index                    $5,428,611
Lipper Short-Intermediate Grade Debt Funds Average                $5,306,400
J.P. Morgan Tax Aware Enhanced Income Fund: Institutional Shares  $5,303,859

PERFORMANCE

                                                         TOTAL           AVERAGE ANNUAL
                                                        RETURNS          TOTAL RETURNS
                                                       ------------------------------------
                                                          ONE                SINCE
                                                          YEAR             INCEPTION*
AS OF OCTOBER 31, 2000
J.P. Morgan Tax Aware Enhanced
    Income Fund: Institutional Shares*                    4.55%              4.01%

Merrill Lynch 3-Month U.S. Treasury Bill Index**          5.92%              5.62%

Lipper Short-Intermediate Investment
    Grade Debt Funds Average                              5.69%              6.13%

AS OF SEPTEMBER 30, 2000

J.P. Morgan Tax Aware Enhanced
    Income Fund: Institutional Shares*                    4.48%              3.94%

Merrill Lynch 3-Month U.S. Treasury Bill Index**          5.78%              5.57%

Lipper Short-Intermediate Investment
    Grade Debt Funds Average                              5.74%              5.93%

* The Institutional Shares commenced operations on April 16, 1999 and have provided an average annual total return of 3.99% from that date through October 31, 2000. For the purpose of comparison, "since inception" returns in the tables above are calculated from April 30, 1999.

** The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-month U.S. Treasury market.
The index does not include fees or expenses and is not available for actual investment.

  Past performance is no guarantee of future results. Returns are net of fees, assume the reinvestment of distributions and reflect the reimbursement of certain expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading provider of mutual fund data.

FUND PERFORMANCE - SELECT SHARES
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

  There are several ways to evaluate a mutual fund's historical performance. One approach is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on April 30, 1999*, would have increased to $10,569 on October 31, 2000.

  Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, and ten years, (or since inception). Total returns for periods of less than one year are not annualized, and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
April 30, 1999-October 31, 2000

[data from line chart]

Merrill Lynch 3-Month U.S. Treasury Bill Index                    $10,857
Lipper Short-Intermediate Investment Grade Debt Funds Average     $10,613
J.P. Morgan Tax Aware Enhanced Income Fund: Select Shares         $10,569

PERFORMANCE

                                                      TOTAL     AVERAGE ANNUAL
                                                     RETURNS    TOTAL  RETURNS
                                                   -----------------------------
                                                      ONE           SINCE
                                                      YEAR        INCEPTION*
AS OF OCTOBER 31, 2000
J.P. Morgan Tax Aware Enhanced
    Income Fund: Select Shares*                       4.29%         3.76%

Merrill Lynch 3-Month U.S. Treasury Bill Index**      5.92%         5.62%

Lipper Short-Intermediate Investment
    Grade Debt Funds Average                          5.69%         6.13%

AS OF SEPTEMBER 30, 2000

J.P. Morgan Tax Aware Enhanced
    Income Fund: Select Shares*                       4.22%         3.69%

Merrill Lynch 3-Month U.S. Treasury Bill Index**      5.78%         5.57%

Lipper Short-Intermediate Investment
    Grade Debt Funds Average                          5.74%         5.93%

* The Select Shares commenced operations on May 6, 1999. Performance from April 30, 1999 to May 6, 1999 reflects the historical performance of the Fund's Institutional Shares, which have a lower expense ratio. For the purpose of comparison, "since inception" returns in the tables above are calculated from April 30, 1999. The Select Shares' average annual total return from commencement of operations on May 6, 1999 to October 31, 2000 is 3.75%.

** The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-month U.S. Treasury market. The index does not include fees or expenses and is not available for actual investment.

  Past performance is no guarantee of future results. Returns are net of fees, assume the reinvestment of distributions and reflect reimbursement of certain expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading provider of mutual fund data.

PORTFOLIO MANAGER Q&A
-------------------------------------------------------------------------------

[photo of Abigail Jones Feder]

    The Following is an interview with ABIGAIL JONES FEDER, vice president, and member of the portfolio management team for the Tax Aware Enhanced Income Fund. Abigail is the head of the short-term and tax-aware product group, and specializes in short-term taxable and tax-aware fixed income strategies. Prior to joining J.P. Morgan Investment Management in 2000, she worked at Morgan Stanley Dean Witter Investment Management (MSDW) for 14 years, and was responsible for managing short-term fixed income portfolios. Within this capacity, she managed both taxable and tax-aware portfolios, and invested in a broad range of fixed income instruments across much of the yield curve. She was a senior member of the MSDW corporate team representing the asset-backed security sector. Prior to her work as a portfolio manager, she held an analyst position within Morgan Stanley's investment banking division. Abigail holds a B.A. from Vassar College.

What had the greatest impact on the Fund during this reporting period?

    Since the Fund's inception in April 1999, the Federal Reserve has increased interest rates by 175 basis points (1.75%), which clearly impacted fixed-income markets. Despite market conditions, we maintained a relatively stable NAV in the Tax-Aware Enhanced Income Fund, and the Fund's share prices fluctuated only $0.02.

    The municipal market is always influenced by technical factors caused by shifts in the balance between supply and demand, and this past year was no exception. Decreased supply in municipals maturing in the 2-5 year portions of the yield curve forced rates down during the late spring. This created a challenge as we searched for attractive investments. Technicals came into play again in September, and municipals became very expensive. This caused us to re-allocate approximately 10% of the portfolio into the taxable sector. As October unfolded, the taxable/tax-exempt relationship returned to more normal levels, prompting us to move back into the tax-exempt sector.

How was the Fund positioned over this period?

    Duration during the fiscal year remained in a band from 0.75 to slightly longer than one year. We shifted duration at different points during the year to reflect our outlook on the yield curve and interest rates. The Fund ended the year with a duration of 0.9, slightly short of our strategic duration target.

    During the year, the Fund benefited from a high concentration in the municipal sector. In fact, throughout the year, the Fund held at least 80% of its investments in municipals, and at times as much as 95%. Within the tax-exempt sector, we held investment grade securities that are outside the municipal money market universe. For example, the portfolio included allocations to auction rate securities, 2-3 year duration municipals, and high-coupon short-callable municipals. The Fund's overall credit quality is AA-.

Why the concentration in municipals?

    All investments are analyzed on a pre-tax equivalent basis assuming the highest marginal tax bracket. Although relative to historical periods in which municipals have been considerably cheaper on an absolute basis, when grossed up and compared to taxable alternatives, the municipals remain the more attractive sector, thus the rationale for our high allocation throughout the year.

How do you think the market will develop over the  near term?

    In the municipal bond market, we expect near-term issuance to pick up as issuers and investment bankers push to get deals done before year-end. Once past the potential supply bulge, we are looking for stronger relative performance as we move into the new year. Approximately 35% of municipals pay coupons and/or principal on the first day of the year, which will decrease supply. We expect this technical to give a nice bid to the market in early January.

    In terms of interest rates, we expect that the Federal Reserve will remove their tightening bias at their upcoming meeting. Economic data releases continue to build the case that the economy will achieve a soft landing and that inflation will remain contained. The market believes that the Fed's next move is more likely an ease than a tightening, and that the Fed will take action during the first quarter of 2001.

How are you positioning the Fund going forward?

    We believe the Fund is well positioned to benefit from changing market conditions. We are confident that the portfolio's duration reflects our view on the yield curve. Also, we are comfortable with the balance of taxable and tax-exempt holdings. Within the tax-exempt sector, select holdings may benefit over the near term.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan Tax Aware Enhanced Income Fund seeks to provide a high level of current after tax income consistent with principal preservation by investing in tax exempt and taxable fixed income securities.

--------------------------------------------------------------------------------
    Inception Date:
       Institutional Shares:  4/16/1999
       Select Shares:  5/6/1999
--------------------------------------------------------------------------------
    Net Assets as of 10/31/2000:
       Institutional Shares:  $298,900,909
       Select Shares:  $36,687,559
--------------------------------------------------------------------------------
    Fund Net Assets as of 10/31/2000:  $335,588,468
--------------------------------------------------------------------------------
    Dividend Payable Dates:  MONTHLY
--------------------------------------------------------------------------------
    Capital Gain Payable Dates
       (if applicable):  12/13/2000

EXPENSE RATIOS

    Institutional Shares:  0.25%
    Select Shares:  0.50%

    The current annualized expense ratios cover shareholder expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of October 31, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investments)

[data from pie chart]

Auction Rate Debt Bonds         26.9%
Short-Term Investments          25.7%
Revenue Bonds                   17.8%
Prerefunded                     11.3%
Insured                          8.8%
General Obligations              4.3%
Corporate                        3.3%
Private Placements               1.9%

--------------------------------------------------------------------------------
    30 Day SEC Yield:
       Institutional Shares:  5.04%*
       Select Shares:  4.79%*

* Yields reflect the reimbursement of certain fund expenses as described in the prospectus. Had expenses not been subsidized, yields would have been lower.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 (SELECT SHARES) OR (800) 766-7722 (INSTITUTIONAL SHARES) FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

TAX AWARE ENHANCED INCOME FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

PRINCIPAL AMOUNT                                                   VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 3.3%

ELECTRICAL UTILITY - 0.9%
          $     3,000,000  Dominion Resources Inc.,
                           7.40%, 9/16/02                 $       3,001,680
                                                          -----------------

FOOD & BEVERAGE - 1.5%
                5,000,000  Pepsico Inc.,
                           7.43%, 8/17/07                           5,003,500
                                                          -------------------

OIL SERVICES - 0.9%
                2,887,000  Enron Corp.,
                           6.50%, 8/1/02                             2,861,681
                                                          --------------------
TOTAL CORPORATE BONDS                                               10,866,861
                                                          --------------------
   (Cost $10,864,242)

MUNICIPALS - 71.0%

AUCTION RATE DEBT BOND - 26.9%


DISTRICT OF COLUMBIA - 0.9%

        3,000,000  District of Columbia Rev., Series
                    1999 A, (University of Georgetown),
                    4.50%, 11/1/00(v)                               3,000,000
                                                          -------------------

LOUISIANA - 2.1%

        4,000,000  Louisiana Public Facilities Auth.
                    Rev., Series 1999 A-1, 4.35%,
                    11/17/00(MBIA)(v)                               4,000,000

        3,000,000  Louisiana Public Facilities Auth.
                    Rev., Series 1999 A-3, 4.35%,
                    11/22/00(MBIA)(v)                               3,000,000
                                                          -------------------
                                                                    7,000,000
                                                          -------------------

MAINE - 3.2%

        5,000,000  Maine Educational Loan Marketing Corp.
                    Student Loan Rev., Series 1994 A-1,
                    4.52%, 11/1/00(v)                               5,000,000

        3,000,000  Maine Educational Loan Marketing Corp.
                    Student Loan Rev., Series 1994 A-2,
                    4.35%, 11/8/00(v)                               3,000,000

        2,400,000  Maine Educational Loan Marketing Corp.
                    Student Loan Rev., Series 1996 A-1,
                    4.40%, 11/22/00(v)                              2,400,000
                                                           ------------------
                                                                   10,400,000
                                                           ------------------

MICHIGAN - 0.4%

        1,350,000  Michigan Higher Education Student Loan
                    Auth. Rev., Series 2000 XII-U,
                    4.35%, 11/7/00(AMBAC)(v)                        1,350,000
                                                           ------------------

MISSISSIPPI - 0.9%

        3,000,000  Mississippi Higher Education Assistance
                    Corp., Series 1996 A, 4.38%,
                    11/22/00(v)                                     3,000,000
                                                           ------------------

MONTANA - 3.3%

        6,000,000  Montana Higher Education Student Assistance
                    Corp. Student Loan Rev., Series 1995 C,
                    4.45%, 11/24/00(v)                              6,000,000

PRINCIPAL AMOUNT                                                   VALUE
-------------------------------------------------------------------------------

    $ 3,000,000  Montana Higher Education Student Assistance
                    Corp. Student Loan Rev., Series 1998 A,
                    4.54%, 11/1/00(v)                           $   3,000,000

     1,900,000  Montana State Higher Education Assistance
                    Corp., Series 1995 A, 4.40%, 11/10/00(v)        1,900,000
                                                           ------------------
                                                                   10,900,000
                                                           ------------------

NEW MEXICO - 1.2%

 4,000,000  New Mexico Educational Assistance Foundation,
                    Series 1996 B-1, (Student Loan Program),
                    4.41%, 11/21/00(v)                              4,000,000
                                                           ------------------

OHIO - 2.3%

 3,000,000  Student Loan Funding Corp., Series
                    1995 B-1, 4.45%, 12/4/00(v)                     3,000,000

 2,000,000  Student Loan Funding Corp., Series 1995
                    B-3, 4.40%, 11/16/00(AMBAC)(v)                  2,000,000

 2,500,000  Student Loan Funding Corp., Series
                    1997 A-5, 4.42%, 11/23/00(v)                    2,500,000
                                                           ------------------
                                                                    7,500,000
                                                           ------------------

OKLAHOMA - 0.3%

 1,000,000  Oklahoma Student Loan Auth., Series 1994
                    A-1, 4.40%, 11/30/00(v)                         1,000,000
                                                           ------------------

RHODE ISLAND - 2.2%

 3,000,000  Rhode Island Student Loan Auth. Student
                    Loan Rev., Series 1993 B, 4.60%,
                    11/3/00(v)                                      3,000,000

 3,000,000  Rhode Island Student Loan Auth. Student
                    Loan Rev., Series 1995 A, 4.40%,
                    11/24/00(v)                                     3,000,000

 1,300,000  Rhode Island Student Loan Auth. Student
                    Loan Rev., Series 1997-1, 4.37%,
                    11/8/00(v)                                      1,300,000
                                                           ------------------
                                                                    7,300,000
                                                           ------------------

SOUTH CAROLINA - 1.2%

 3,900,000  South Carolina Education Assistance Auth.
                    Rev., Series 1994 A-1, (Guaranteed
                    Student Loans), 4.40%, 11/22/00(v)              3,900,000
                                                           ------------------

SOUTH DAKOTA - 4.5%

 9,000,000  Education Loans Inc., Series 1998-1A, 4.45%,
                    11/30/00(v)                                     9,000,000

 3,000,000  Education Loans Inc., Series 1998-1B, 4.55%,
                    11/2/00(v)                                      3,000,000

 3,000,000  Education Loans Inc., Series 1998-1E, 4.42%,
                    11/23/00(v)                                     3,000,000
                                                           ------------------
                                                                   15,000,000
                                                           ------------------

TEXAS - 3.2%

 3,000,000  Abilene Higher Education Auth. Rev.,
                    4.40%, 11/29/00(v)                              3,000,000

 2,000,000  Abilene Higher Education Auth. Rev.,
                    Series 1998 A, 4.60%, 11/2/00(v)                2,000,000

 2,700,000  Brazos Higher Education Auth. Rev.,
                    Series 1998 A-1, 4.45%, 12/1/00(v)              2,700,000

 2,800,000  Brazos Higher Education Auth. Rev.,
                    Series 1998 A-1, 4.50%, 12/1/00(v)              2,800,000
                                                           ------------------
                                                                   10,500,000
                                                           ------------------

   The Accompanying Notes are an Integral Part of the Financial Statements.
6

TAX AWARE ENHANCED INCOME FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

PRINCIPAL AMOUNT                                                   VALUE
--------------------------------------------------------------------------------
VERMONT - 1.2%

$     2,000,000  Vermont Student Assistance Corp.
                    Education Loan Rev., Series 1993 G,
                    4.40%, 11/29/00(FSA)(v)                 $       2,000,000

      2,000,000  Vermont Student Assistance Corp.
                    Education Loan Rev., Series 1993 I,
                    4.43%, 11/22/00(FSA)(v)                         2,000,000
                                                             ----------------
                                                                    4,000,000
                                                             ----------------

TOTAL AUCTION RATE DEBT BONDS                                      88,850,000
                                                             ----------------

GENERAL OBLIGATIONS & HOUSING
    AUTHORITY - 4.3%

KENTUCKY - 1.9%

      6,000,000  Kentucky Rural Water Finance Corp.,
                    5.00%, 2/2/02                                   6,037,500
                                                             ----------------

TEXAS - 1.8%

     4,000,000  Harris County Rev. GO, 6.75%, 8/1/14                4,148,200
     2,000,000  Houston Independent School District GO,
                    (Capital Appreciation), 4.64%, 8/15/02,
                    (AMBAC)(y)                                      1,842,500
                                                             ----------------
                                                                    5,990,700
                                                             ----------------

WASHINGTON - 0.6%

      2,000,000  Washington GO, Series 1991 R92-B, 6.25%,
                    9/1/09                                          2,027,520
                                                             ----------------
TOTAL GENERAL OBLIGATIONS & HOUSING AUTHORITY                      14,055,720
                                                             ----------------

INSURED - 8.8%

CALIFORNIA - 0.3%

      1,000,000  Los Angeles County Transportation
                    Commission Sales Tax Rev., Series
                    1991 B, 6.50%, 7/1/13(AMBAC)                    1,035,030
                                                             ----------------

FLORIDA - 0.6%

      1,900,000  Tampa Utility Tax & Special Rev., 6.90%,
                    10/1/09(AMBAC)                                  1,972,998
                                                             ----------------

NEVADA - 1.5%

      4,500,000  Clark County Industrial Development Rev.,
                    Series 1992 C, (Nevada Power Co.), 7.20%,
                    10/1/22(AMBAC)                                  4,798,125
                                                             ----------------

NEW YORK - 1.5%

      5,000,000  New York GO, Series 1991 A, 3.00%, 8/15/02
                    (MBIA-IBC)                                      4,881,250
                                                              ---------------

PENNSYLVANIA - 4.3%

      4,000,000  Pennsylvania Intergovernmental Cooperative
                    Auth. Rev., (City of Philadelphia
                    Funding Program), 6.00%, 6/15/02(FGIC)          4,100,000

      9,775,000  Pennsylvania Intergovernmental Cooperative
                    Auth. Rev., (City of Philadelphia
                    Funding Program), 6.00%, 6/15/02(FGIC)          9,921,624
                                                              ---------------
                                                                   14,021,624
                                                              ---------------

PRINCIPAL AMOUNT                                        VALUE
--------------------------------------------------------------------------------

VIRGINIA - 0.6%

 $    2,000,000  Metropolitan Washington Airports Auth.
                    General Airport Rev., Series 1992 A,
                    6.63%, 10/1/12(MBIA)                     $      2,097,500
                                                             ----------------

TOTAL INSURED                                                      28,806,527
                                                             ----------------

PREREFUNDED  - 11.3%

COLORADO - 0.6%

    1,775,000  Colorado Springs Utilities Rev., Series
                    1991 C, 6.75%, 11/15/01                         1,838,510
                                                             ----------------

DISTRICT OF COLUMBIA - 1.6%

    5,000,000  District of Columbia, Series 1992 B, 6.30%,
                    6/1/02, Prerefunded at 102% of Par(MBIA)        5,231,250
                                                             ----------------

FLORIDA - 0.5%

    1,430,000  Bay County Hospital System Rev., (Bay
                    Medical Center Project), 8.00%, 10/1/01,
                    Prerefunded at 102% of Par                      1,598,025
                                                             ----------------

INDIANA - 0.3%

    1,000,000  Indiana Transportation Finance Auth.
                    Rev., Series 1992 A, 6.25%, 11/1/02,
                    Prerefunded at 102% of Par                      1,052,500
                                                             ----------------

MASSACHUSETTS - 0.6%

    2,000,000  Lowell GO, 8.40%, 1/15/01, Partially
                    Prerefunded at 102% of Par                      2,054,740
                                                              ---------------

NEVADA - 1.8%

    6,000,000  Clark County School District Rev. GO,
                    Series 1991 A, 7.00%, 6/1/01, Prerefunded
                    at 101% of Par(MBIA)                            6,149,700
                                                              ---------------

NEW JERSEY - 0.6%

    1,750,000  New Jersey Turnpike Auth. Rev.,
                    Series 1992 A, 5.90%, 1/1/02, Prerefunded
                    at 102% of Par                                  1,813,438
                                                              ---------------

NEW MEXICO - 1.0%

    2,800,000  Albuquerque Retirement Facilities Rev.,
                    Series 1993 A, (La Vida Liena), 8.85%,
                    2/1/03, Prerefunded at 102% of Par              3,129,000
                                                              ---------------

OHIO - 1.4%

    2,000,000  Cleveland Parking Facility Rev., 8.10%,
                    9/15/02, Prerefunded at 102% of Par             2,165,000

    2,300,000  Hilliard School District GO, 6.30%, 12/1/01,
                    Prerefunded at 102% of Par                      2,393,035
                                                              ---------------
                                                                    4,558,035
                                                              ---------------

PENNSYLVANIA - 1.7%

    5,570,000  Lehigh County General Purpose Auth.
                    Rev., (Wiley House), 9.38%, 11/1/01,
                    Prerefunded at 102% of Par                      5,943,413
                                                              ---------------

WASHINGTON - 1.2%

    4,000,000  Tacoma Electric System Rev., (Linked
                    Savers & Ribs), 6.51%, 11/1/01, Prerefunded
                    at 102% of Par(AMBAC)                           4,082,680
                                                              ---------------
TOTAL PREREFUNDED                                                  37,451,291
                                                              ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.
 7

TAX AWARE ENHANCED INCOME FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

PRINCIPAL AMOUNT                                                   VALUE
--------------------------------------------------------------------------------
PRIVATE PLACEMENT - 1.9%

WISCONSIN - 1.9%

$    6,250,000  Wisconsin Health & Educational Facilities
                    Auth. Rev., Series 1999 A, (Carthage
                    College Project), 4.45%, 5/1/29          $      6,195,313
                                                             ----------------

REVENUE BONDS - 17.8%

ALASKA - 2.2%

      6,625,000  Alaska Housing Finance Corp. Rev.,
                    Series 1992 A, 6.38%, 12/1/12                   6,964,531
                                                             ----------------

COLORADO - 0.6%

      2,000,000  Denver City & County Airport Rev.,
                    Series 1992 B, 7.25%, 11/15/05                  2,118,920
                                                             ----------------

FLORIDA - 1.4%

      2,495,000  Florida Mid-Bay Bridge Auth. Rev.,
                    Series 1991 A, 7.50%, 10/1/17                   2,621,497

      2,000,000  Florida Mid-Bay Bridge Auth. Rev.,
                    Series 1991 B, 8.50%, 10/1/22                   2,118,800
                                                             ----------------
                                                                    4,740,297
                                                             ----------------

KANSAS - 1.6%

      5,140,000  Sedgwick & Shawnee Counties Single Family
                    Rev., 4.70%, 12/1/08(GNMA)                      5,114,300
                                                             ----------------

MAINE - 0.3%

      1,090,000  Maine Educational Loan Marketing Corp.
                    Student Loan Rev., Series 1994 A-4,
                    5.85%, 11/1/02                                  1,111,800
                                                             ----------------

MICHIGAN - 1.7%

      2,555,000  Michigan State Hospital Finance Auth.
                    Rev., Series 2000 A, (Trinity Health),
                    5.50%, 12/1/04                                  2,580,550

      3,000,000  Michigan State Strategic Fund Ltd.
                    Obligation Rev., Series 1999 C,
                    (Detroit Edison), 4.73%, 9/1/29                 3,006,570
                                                             ----------------
                                                                    5,587,120
                                                             ----------------

NORTH CAROLINA - 1.4%

      4,435,000  North Carolina Housing Finance Agency
                    Rev., Series 2000 A, (Student Housing -
                    Appalachian State University), 5.50%,
                    7/1/31(LOC:First Union National Bank)           4,518,156
                                                              ---------------

OKLAHOMA - 1.5%

      5,000,000  Tulsa County Industrial Auth. Rev.,
                    Series 1993 B, (St. Francis Hospital Inc.),
                    5.15%, 12/15/18                                 5,031,250
                                                               --------------

TEXAS - 7.1%

      5,000,000  Brazos River Auth. Rev., Series 1995 B,
                    (Utilities Electric Co.), 5.50%, 12/19/00       5,021,050

     10,000,000  Brazos River Auth. Rev., Series 1999 A,
                     (Utility Electric Co.), 5.00%, 4/1/33         10,019,399

      5,000,000  Dallas-Fort Worth International Airport Facility
                    Improvement Corp. Rev., Series 2000 A,
                    (American Airlines), 5.95%, 5/1/29              5,056,250

PRINCIPAL AMOUNT                                                   VALUE
--------------------------------------------------------------------------------

 $    3,000,000  Matagorda County Navigation District No. 1
                    Pollution Control Rev., Series 1999 A,
                    (Central Power & Light), 4.90%, 5/1/30   $      3,002,280
                                                             ----------------
                                                                   23,098,979
                                                             ----------------
TOTAL REVENUE BONDS                                                58,285,353
                                                             ----------------
TOTAL MUNICIPALS                                                  233,644,204
                                                             ----------------
   (Cost $233,227,724)

SHORT-TERM INVESTMENTS - 25.7%

ASSET-BACKED SECURITIES - 1.5%

ELECTRICAL UTILITY - 1.5%

    5,000,000  Peco Energy Transition Trust, Series 1999 A,
                    Class A3 Floater, 6.95%, 3/1/01, resets semi-
                    annually off the 6-month LIBOR plus
                    0.125% with no caps(v)                          4,995,300
                                                            -----------------

MUNICIPALS - 12.9%

NEW YORK - 1.2%

    2,000,000  New York City Transitional Finance Auth.
                    Rev., Series 2000-A16, 5.25%, 11/1/00(v)        2,000,000

    2,000,000  New York GO, Series 1999 J, 5.00%, 5/15/01           2,007,200
                                                            -----------------
                                                                    4,007,200
                                                            -----------------

SOUTH CAROLINA - 1.5%

    5,000,000  South Carolina Jobs-Economic Development
                    Auth. Rev., Series 1999 B, (St. Francis
                    Hospital Inc.), 5.93%, 11/2/00(v)               4,999,050
                                                            -----------------

VIRGINIA - 0.9%

    3,000,000  Virginia Transportation Board Transportation
                    Contract Rev., Series 1999 A6, Registered
                    D Shares, 4.55%, 11/1/00                        3,000,000
                                                            -----------------

WASHINGTON - 1.4%

    4,515,000  Chelan County Public Utility District No. 1,
                    Series 1987 B, 7.55%, 7/1/02(v)                 4,602,726
                                                            -----------------

WEST VIRGINIA - 2.4%

    8,000,000  West Virginia Hospital Finance Auth.,
                    Series 1999 C, (Charleston Area), 7.63%,
                    11/3/00(v)                                      8,000,000
                                                            -----------------

WISCONSIN - 1.5%

    5,000,000  De Pere Development Rev., Series 1999 A,
                    (RE Box Packaging Project), 4.20%,
                    12/1/00(v)                                      4,998,100
                                                            -----------------

OTHER - 4.0%

   13,000,000  Puttable Floating Tax Exempt Receipts, 4.68%,
                    11/2/00(v)                                     13,000,000
                                                            -----------------
TOTAL MUNICIPALS                                                   42,607,076
                                                            -----------------

  The Accompanying Notes are an Integral Part of the Financial Statements.
8

TAX AWARE ENHANCED INCOME FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

PRINCIPAL AMOUNT/UNITS                                             VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 9.8%

     32,104,972  J.P. Morgan Institutional
                    Prime Money Market*                            32,104,972
                                                               --------------

PRIVATE PLACEMENT - 1.5%

      5,000,000  Wisconsin Health & Educational Facilities
                    Auth. Rev., Series 1999, (Beloit
                    College Project), 4.71%, 11/7/00(v)             5,000,000
                                                              ---------------
TOTAL SHORT-TERM INVESTMENTS                                       84,707,348
                                                              ---------------
   (Cost $84,692,741)
TOTAL INVESTMENT SECURITIES - 100.0%                             $329,218,413
                                                              ===============
   (Cost $328,784,707)

AMBAC - AMBAC Indemnity Corp.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Securities Assistance
GNMA - Government National Mortgage Association
GO - General Obligation
IBC - IBC Financial Data, Inc.
LIBOR - London Interbank Offered Rate
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance Corp.
(v) Variable or floating rate instrument or instrument with a step coupon rate.
(y) Yield to maturity
 * Affiliate--Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc


The Accompanying Notes are an Integral Part of the Financial Statements.
    9

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2000

ASSETS
Investments at Value (Cost $328,784,707)                         $329,218,413
Receivable for Shares Sold                                         11,282,338
Dividend and Interest Receivable                                    4,543,473
Receivable for Investments Sold                                       700,000
Receivable for Expense Reimbursement                                   67,982
Prepaid Trustees' Fees and Expenses                                       306
Prepaid and Other Assets                                                  168
                                                                 ------------
TOTAL ASSETS                                                      345,812,680
                                                                 ------------
LIABILITIES
Payable for Investments Purchased                                   7,786,251
Payable for Capital Shares Redeemed                                 1,891,615
Dividends Payable                                                     272,562
Due to Custodian                                                       65,818
Advisory Fee Payable                                                   65,025
Shareholder Servicing Fee Payable                                      30,509
Administrative Service Fee Payable                                     12,448
Fund Services Fee Payable                                                 203
Administration Fee Payable                                                 99
Accrued Expenses and Other Liabilities                                 99,682
                                                                 ------------
TOTAL LIABILITIES                                                  10,224,212
                                                                 ------------
NET ASSETS                                                       $335,588,468
                                                                 ============

NET ASSETS
INSTITUTIONAL SHARES
Applicable to 150,089,939 shares outstanding                     $298,900,909
                                                                 ============
Net Asset Value, Offering and Redemption Price per Share                $1.99
                                                                 ============
SELECT SHARES
Applicable to 18,412,829 shares outstanding                       $36,687,559
                                                                 ============
Net Asset Value, Offering and Redemption Price per Share                $1.99
                                                                 ============

ANALYSIS OF NET ASSETS
Paid-in Capital                                                  $336,616,481
Undistributed Net Investment Income                                    13,641
Accumulated Net Realized Loss on Investments                      (1,475,360)
Net Unrealized Appreciation on Investments                            433,706
                                                                 ------------
NET ASSETS                                                       $335,588,468
                                                                 ============

     The Accompanying Notes are an Integral Part of the Financial Statements.
10

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Interest Income                                                 $14,605,073
Dividend Income                                                     188,213
Dividend Income from Affiliated Investment                          445,786
                                                                -----------
      Investment Income                                          15,239,072
                                                                -----------
EXPENSES
Advisory Fee                                                        796,257
Shareholder Servicing Fee - Institutional Shares                    294,887
Administrative Service Fee                                          159,121
Custody Fee                                                         100,214
Shareholder Servicing Fee - Select Shares                            77,647
Professional Fee                                                     48,364
Registration Fee                                                     18,428
Printing Expenses                                                    10,369
Fund Services Fee                                                     5,238
Trustees' Fees and Expenses                                           3,977
Administration Fee                                                    2,182
Miscellaneous                                                       136,034
                                                                -----------
      Total Expenses                                              1,652,718
Less: Reimbursement of Expenses                                   (766,081)
                                                                -----------
      Net Expenses                                                  886,637
                                                                -----------
NET INVESTMENT INCOME                                            14,352,435
                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED LOSS ON INVESTMENT TRANSACTIONS                    (1,028,069)
                                                                -----------
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENT TRANSACTIONS
                                                                  1,531,766
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $14,856,132
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.
   11

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

INCREASE (DECREASE) IN NET ASSETS                                     2000                   1999(a)
FROM OPERATIONS
Net Investment Income                                            $  14,352,435          $    6,010,638
Net Realized Loss on Investment Transactions                        (1,028,069)              (447,291)
Net Change in Unrealized Appreciation
    (Depreciation) on Investments                                    1,531,766             (1,098,060)
                                                                 ---------------        --------------
     Net Increase in Net Assets Resulting from Operations           14,856,132               4,465,287
                                                                 ---------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME
Institutional Shares                                               (13,028,150)             (5,639,686)
Select Shares                                                       (1,310,644)               (370,952)
                                                                 ---------------         --------------
     Total Distributions from Net Investment Income                (14,338,794)             (6,010,638)
                                                                 ---------------         --------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                   300,932,189             442,652,632
Reinvestment of Distributions                                       10,939,063               4,545,226
Cost of Shares of Beneficial Interest Redeemed                    (359,345,900)            (63,106,729)
                                                                 --------------          --------------
     Net Increase (Decrease) from Transactions in
         Shares of Beneficial Interest                             (47,474,648)              384,091,129
                                                                 ---------------         ---------------
    Total Increase (Decrease) in Net Assets                        (46,957,310)              382,545,778
                                                                 ---------------         ---------------

NET ASSETS
Beginning of Period                                                382,545,778                       -
                                                                 ---------------         -------------
End of Period                                                     $335,588,468            $382,545,778
                                                                 ---------------         -------------
Undistributed Net Investment Income                                    $13,641                      $-
                                                                 ===============         =============

(a) For the period April 16, 1999 (commencement of operations) through October 31, 1999.


   The Accompanying Notes are an Integral Part of the Financial Statements.
12

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND - INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD ARE AS FOLLOWS:

                                                                            FOR THE PERIOD
                                                                            APRIL 16, 1999
                                                                           (COMMENCEMENT OF
                                                   FOR THE YEAR ENDED   OPERATIONS) THROUGH
                                                    OCTOBER 31, 2000      OCTOBER 31, 1999(A)
                                                -----------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD           $1.99                   $2.00
                                                -----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

Net Investment Income                                     0.09                   0.04
Net Realized and Unrealized Loss on Investments         (0.00)(b)               (0.01)
                                                -----------------------------------------------
     Total From Investment Operations                     0.09                   0.03
                                                -----------------------------------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net Investment Income                               (0.09)                 (0.04)
                                                -----------------------------------------------

NET ASSET VALUE PER SHARE, END OF PERIOD                 $1.99                   $1.99
                                                ===============================================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                              4.55%                1.57%(c)
Net Assets, End of Period (in thousands)                $298,901               $354,823
Ratios to Average Net Assets
     Net Expenses                                         0.25%                0.25%(d)
     Net Investment Income                                4.43%                4.01%(d)
     Expenses Without Reimbursement                       0.50%                0.57%(d)
Portfolio Turnover                                        172%                  69%(c)

(a) The figures have been adjusted to reflect a stock split that occurred on July 27, 1999. (7.50251256 to 1)
(b)  Less than $0.005.
(c)  Not Annualized.
(d)  Annualized.


The Accompanying Notes are an Integral Part of the Financial Statements.
 13

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND - SELECT SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT  EACH PERIOD ARE AS FOLLOWS:

                                                                             FOR THE PERIOD
                                                                               MAY 6, 1999
                                                                            (COMMENCEMENT OF
                                                      FOR THE YEAR ENDED   OPERATIONS) THROUGH
                                                       OCTOBER 31, 2000    OCTOBER 31, 1999(A)
                                                -----------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD              $1.99                 $2.00
                                                -----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.08                 0.04
Net Realized and Unrealized Loss on Investments            (0.00)(b)             (0.01)
                                                -----------------------------------------------
      Total From Investment Operations                       0.08                 0.03
                                                -----------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net Investment Income                                 (0.08)               (0.04)
                                                -----------------------------------------------
NET ASSET VALUE PER SHARE, END OF PERIOD                    $1.99                 $1.99
                                                ===============================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 4.29%              1.29%(c)
Net Assets, End of Period (in thousands)                   $36,688               $27,723
Ratios to Average Net Assets
      Net Expenses                                           0.50%              0.50%(d)
      Net Investment Income                                  4.23%              3.75%(d)
      Expenses Without Reimbursement                         0.67%              0.72%(d)
Portfolio Turnover                                           172%                69%(c)

(a) The figures have been adjusted to reflect a stock split that occurred on July 27, 1999. (7.51256281 to 1)
(b)  Less than $0.005.
(c)  Not Annualized.
(d)  Annualized.


 The Accompanying Notes are an Integral Part of the Financial Statements.
14

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--J. P. Morgan Tax Aware Enhanced Income Fund (the "Fund") is a series of J. P. Morgan Series Trust, a Massachusetts business trust (the "Trust") which was organized on August 15, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, Institutional Shares which commenced operation on April 16, 1999 and Select Shares which commenced operations on May 6, 1999. On July 27, 1999, both share classes had a share split. This lowered the Fund's net asset value to $1.99, which should reduce overall price volatility. The investment objective of the Fund is to provide high current after tax income consistent with principal preservation by investing in tax exempt securities that are primarily municipal obligations and taxable fixed income securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATIONS--Fixed Income Securities, (other than convertible bonds), with a maturity of 60 days or more held by Funds other than money market funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or at the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Net investment income, excluding shareholder servicing fees, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of each day.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are declared and paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Trust, on behalf of the Fund, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Fund pays JPMIM at an annual rate of 0.25% of the Fund's average daily net assets.

    The Fund may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Fund in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Fund investment in an affiliated money market fund. For the year ended October 31, 2000, Morgan has agreed to reimburse Institutional Shares and Select Shares $16,855 and $1,779, respectively, for expenses under this agreement.

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Trust has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses (which excludes interest and dividend expenses, taxes and extraordinary items) of the Fund at no more than 0.25% of the average daily net assets of the Institutional Shares and 0.50% of the average daily net assets of the Select Shares. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of Morgan.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Institutional Shares and 0.25% of the average daily net assets of the Select Shares.

    Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Fund represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $1,000.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of October 31, 2000, accumulated net unrealized appreciation was $433,706, based on the aggregate cost of investments for federal income tax purposes of $328,784,707, which consisted of unrealized appreciation of $533,860 and unrealized depreciation of $100,154.

    For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000, of approximately $1,475,360 of which $447,291 expires in 2007 and $1,028,069 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended October 31, 2000, the Fund purchased $441,981,310 of investment securities and sold $483,330,245 of investment securities other than U.S. government securities and short-term investments.

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000
--------------------------------------------------------------------------------
5. CAPITAL SHARE TRANSACTIONS

  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series.

  Transactions in shares of beneficial interest of the Class were as follows:

                                                                                                  FOR THE PERIOD
                                                                                                   APRIL 16, 1999
                                                                                                 (COMMENCEMENT OF
                                                                 FOR THE YEAR ENDED             OPERATIONS) THROUGH
INSTITUTIONAL SHARES                                             OCTOBER 31, 2000               OCTOBER 31, 1999
                                                        --------------------------------  --------------------------------
                                                            SHARES          AMOUNT            SHARES            AMOUNT
                                                        --------------------------------  --------------------------------
Shares of Beneficial Interest Sold                       125,846,264    $ 250,111,358       59,897,441       $409,818,197
Shares of Beneficial Interest Reinvested                  4,919,503       9,773,626          1,819,148        4,238,425
Shares of Beneficial Interest issued due to stock split        -               -            134,183,876           -
Shares of Beneficial Interest Redeemed                   (159,311,407)   (316,243,626)      (17,264,886)     (57,789,703)
                                                        --------------------------------  --------------------------------
Net Increase (Decrease)                                   (28,545,640)   $  (56,358,642)    178,635,579      $356,266,919
                                                        ================================  ================================

                                                                                                   FOR THE PERIOD
                                                                                                   MAY 6, 1999
                                                                                                 (COMMENCEMENT OF
                                                                 FOR THE YEAR ENDED             OPERATIONS) THROUGH
SELECT SHARES                                                     OCTOBER 31, 2000               OCTOBER 31, 1999
                                                        --------------------------------  --------------------------------
                                                            SHARES          AMOUNT            SHARES           AMOUNT
                                                        --------------------------------  --------------------------------
Shares of Beneficial Interest Sold                        25,548,682     $ 50,820,831        6,301,706       $32,834,435
Shares of Beneficial Interest Reinvested                   586,552        1,165,437           126,790          306,800
Shares of Beneficial Interest issued due to stock split        -               -             9,632,859            -
Shares of Beneficial Interest Redeemed                   (21,677,254)    (43,102,274)       (2,106,506)      (5,317,025)
                                                        --------------------------------  --------------------------------
Net Increase                                               4,457,980     $   8,883,994      13,954,849       $27,824,210
                                                        ================================  ================================

  From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

--------------------------------------------------------------------------------
6. BANK LOANS

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee at an annual rate of 0.085% is charged on the unused portion of the committed amount.

--------------------------------------------------------------------------------
7. CONCENTRATIONS OF CREDIT RISK

    The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
8. SUBSEQUENT EVENTS

    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.


18


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Tax Aware Enhanced Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Tax Aware Enhanced Income Fund (one of the Funds comprising the J.P. Morgan Series Trust, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

NOTES
--------------------------------------------------------------------------------

[back cover]


For more information on the J.P. Morgan
           Funds, call J.P. Morgan Funds Services:
           Institutional Shares (800) 766-7722.
           Select Shares (800) 521-5411.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                       MAILING
500 Stanton Christiana Road                                       INFORMATION
Newark, Delaware 19713-2107

IN-ANN-23761   1000